EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WMS Industries, Inc. (“the Company”) on Form 10-Q for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Brian R. Gamache, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian R. Gamache
Brian R. Gamache
Chief Executive Officer
February 7, 2008